SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                                 ________________

                                     FORM 8-K

                                  CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)  June 10, 1999


                                       SCIOS INC.
                   (Exact Name of Registrant as Specified in Charter)



         Delaware                   0-11749                   95-3701481
(State of Other Jurisdiction      (Commission               (IRS Employer
        of Incorporation)         File Number)            Identification No.)



            2450 Bayshore Parkway, Mountain View, California  94043
                     (Address of Principal Executive Offices)



       Registrant's telephone number, including area code  (650) 966-1550











Item 5.  Other Events

         On June 9, 1999, Scios Inc. announced that the May 11, 1998 commercial alliance with Bayer Corporation regarding Natrecor(R) (nesiritide) was terminated.


Exhibits.

         99.1     Press Release dated June 9, 1999



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf of the undersigned, thereunto duly authorized.

                                                     SCIOS INC.


Date:  June 10, 1999                          By:
                                                       David S. Gryska
                                                       Chief Financial Officer



                                INDEX TO EXHIBITS

                                    SCIOS INC.

                     Report on Form 8-K dated June 10, 1999




Exhibit     Description                           Method of Filing

99.1        Press Release dated June 9, 1999      Filed electronically herewith


                                                             Exhibit 99.1










   SCIOS AND BAYER DISSOLVE COMMERCIAL ALLIANCE REGARDING NATRECOR(R) IN
                   ACUTE CONGESTIVE HEART FAILURE

-Scios designing new clinical trial while reviewing new partner opportunities-


MOUNTAIN VIEW, Calif. - June 9, 1999 - Scios Inc. (NASDAQ: SCIO) today announced that the commercial alliance with Bayer Corporation, formed in May 1998 regarding Natrecor(R) (nesiritide) in acute congestive heart failure, has been dissolved. Scios recently received notice from the Food and Drug Administration
(FDA) that Natrecor would need to successfully complete additional clinical study to gain approval.

"Bayer decided to reassess the basis of its continued commercial alliance with Scios regarding Natrecor after the FDA non-approvable letter on the Natrecor new drug application," said Richard B. Brewer, President and CEO of Scios Inc. "Agreement could not be reached on a new commercial alliance."

With the dissolution of the alliance with Bayer Corporation, all rights and responsibilities for Natrecor development and commercialization revert to Scios. As a result the company is reviewing new partner opportunities. The company is now directing its full attention to designing an additional clinical trial to meet the FDA's concerns expressed in the April, 1999 Natrecor non-approvable letter. Scios is collaborating with outside experts in the congestive heart failure community in the design of the next clinical study. In addition, Scios will work in close collaboration with the FDA. The full details of the trial will probably not be available until mid-summer (i.e. trial enrollment size, length of study, and cost).

Scios Inc.
Scios is a biopharmaceutical company engaged in the discovery, development, manufacture and commercialization of novel human therapeutics. Scios has research and development collaborations with Wyeth-Ayerst Laboratories, the pharmaceutical division of American Home Products Corporation, Kaken Pharmaceutical Co., Ltd., Eli Lilly and Company, The DuPont Pharmaceuticals Company and Novo Nordisk A/S of Denmark. Scios' commercial operations division successfully markets six psychiatric products. Additional information on Scios is available at its web site located at http://www.sciosinc.com and in the Company's various fillings with the Securities and Exchange Commission.

The statements in this press release that are not historical facts are forward-looking statements that involve risks and uncertainties, and may include references to the continued development and commercialization of Natrecor, as well as other risks detailed from time to time in the reports filed by Scios with the SEC, including annual reports on Form 10K for the year ended December 31, 1998 and subsequent reports on Form 10Q.
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